JANUARY 17, 2019

SUPPLEMENT TO THE FOLLOWING PROSPECTUSES:

SUMMARY PROSPECTUSES DATED MARCH 1, 2018, AS SUPPLEMENTED THROUGH OCTOBER 11, 2018

FOR THE FOLLOWING FUNDS:

HARTFORD SCHRODERS US SMALL CAP OPPORTUNITIES FUND

HARTFORD SCHRODERS US SMALL/MID CAP OPPORTUNITIES FUND

HARTFORD SCHRODERS FUNDS PROSPECTUS

DATED MARCH 1, 2018, AS SUPPLEMENTED THROUGH NOVEMBER 19, 2018

This Supplement contains new and additional information and should be read in connection with your Summary Prospectus and Statutory Prospectus.

Effective immediately, under the heading “Management” in each of the above referenced Summary Prospectuses and the headings “Hartford Schroders US Small Cap Opportunities Fund Summary Section - Management” and “Hartford Schroders US Small/Mid Cap Opportunities Fund Summary Section - Management” in the above referenced Statutory Prospectus the following footnote is added next to Jenny B. Jones’ name in the portfolio manager table:

(1) Jenny B. Jones has announced her plan to retire from Schroder Investment Management North America Inc. later this year. Accordingly, effective April 1, 2019, Ms. Jones will no longer serve as a portfolio manager to the Fund or as Head of Small and SMID Equities for Schroders plc and its affiliates (“Schroders”). Mr. Kaynor, CFA, will continue to serve as a portfolio manager to the Fund and will take on leadership of the US Small and SMID Cap Equities team at Schroders.

This Supplement should be retained with your Summary Prospectus and Statutory Prospectus for future reference.

HV-7454	January 2019